BLACKROCK ALLOCATION TARGET SHARES

BATS: Series C Portfolio

BATS: Series M Portfolio

BATS: Series S Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 10, 2021 to the Statement of Additional Information (“SAI”) of the Funds, dated July 29, 2021, as supplemented to date

Effective immediately, the following change is made to the Funds’ SAI:

The chart listing investments and investment strategies (the “Chart”) in the section of the SAI entitled “I. Investment Objectives and Policies” as it relates to each Fund is deleted in relevant part and replaced with the following:

	BATS: Series C Portfolio	BATS: Series M Portfolio	BATS: Series S Portfolio
Short Sales	X	X	X

Accordingly, the footnote to the Chart is hereby deleted.

Shareholders should retain this Supplement for future reference.

SAI-BATS-1221SUP